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                                                                  EXHIBIT 23.3


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this registration statement of Media 100 Inc. of our report dated November 3, 1999, with respect to the consolidated financial statements and schedules of Digital Origin, Inc. (not presented separately therein), included in the Current Report (Form 8-K) of Media 100 dated December 29, 2000.


                                               /s/ ERNST & YOUNG LLP

San Jose, California
December 22, 2000